Exhibit 10.5

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of October 2, 2007, is by and among HSW International, Inc., a Delaware corporation (“Parent”), and the persons listed on Schedule 1 attached hereto (each such Person is a “Purchaser” and collectively, the “Purchasers”).

RECITALS

WHEREAS, HowStuffWorks, Inc., a Delaware corporation (“HSW”), Parent, HSW International Merger Corporation, a Nevada corporation and wholly-owned subsidiary of Parent (“Merger Sub”) and INTAC International, Inc., a Nevada corporation (“INTAC”), previously entered into an Agreement and Plan of Merger dated April 20, 2006, as amended (the “Merger Agreement”) which provides for: (i) the contribution to Parent by HSW of certain assets, properties and rights, including, without limitation, certain rights pursuant to the Contribution Agreement, in exchange for shares of Parent Common Stock; and (ii) the merger of Merger Sub with and into INTAC (the “Merger”).

WHEREAS, pursuant to the terms of one or more Stock Purchase Agreements by and between the Parent and the Purchasers (each a “Purchase Agreement” and together, the “Purchase Agreements”), the Purchasers have agreed, among other things, to purchase from the Parent shares of Parent Common Stock.

WHEREAS, the parties desire to enter into this Agreement to govern certain of their rights, duties and obligations in connection with the shares of Parent Common Stock to be held by the Purchasers;

NOW, THEREFORE, in consideration of the foregoing premises and mutual promises made herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE I

DEFINITIONS

1.1                                 Definitions.   As used in this Agreement, the following terms shall have the following meanings:

“Agreement” shall mean this Registration Rights Agreement as set forth in the Recitals, including all amendments, modifications and supplements and any exhibits or schedules to any of the foregoing.

“Affiliate” shall mean, with respect to any specified Person, any other Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such specified Person.

“Blockage Notice” has the meaning set forth in Section 2.5(c) hereof.

“Blockage Period” has the meaning set forth in Section 2.5(c) hereof.

“Board of Directors” means the board of directors of Parent.

“Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to be closed in the City of New York. If any payment or other obligation is due to be made or performed hereunder on a day that is not a Business Day, such payment or other obligation shall be made or performed on the next Business Day.

“Commission” means the United States Securities and Exchange Commission and any successor agency.

“Control” (including the terms “controlled by” and “under common control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise, including, without limitation, the ownership, directly or indirectly, of securities having the power to elect a majority of the board of directors or similar body governing the affairs of such Person.

“Effectiveness Date” has the meaning set forth in Section 2.1(a) hereof.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“Filing Deadline” has the meaning set forth in Section 2.1(a) hereof.

“Merger Agreement” has the meaning set forth in the Recitals hereof.

“Merger Sub” has the meaning set forth in the Recitals hereof.

“NASD” means the National Association of Securities Dealers, Inc. or any of its subsidiaries.

“Officer’s Certificate” has the meaning set forth in Section 2.2 hereof.

“Parent” has the meaning set forth in the introductory paragraph hereof.

“Parent Common Stock” means the common stock, par value $.001 per share, of Parent.

“Person” means any individual, firm, corporation, partnership, limited partnership, limited liability company, association, trust, unincorporated organization or other entity, as well as any syndicate or group that would be deemed to be a person under Section 13(d)(3) of the Exchange Act.

“Piggyback Notice” has the meaning set forth in Section 2.3(a) hereof.

“Purchaser” has the meaning set forth in the introductory paragraph hereof.

“Register,” “registered” and “registration” shall refer to a registration effected by preparing and filing a registration statement or similar document with the Commission in compliance with the Securities Act and the declaration or ordering by the Commission of effectiveness of such registration statement or document.

“Registrable Stock” means the shares of Parent Common Stock owned by the Purchasers, whether owned on the date hereof or acquired hereafter by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, reorganization, merger, consolidation as provided below. For purposes of this Agreement, (i) Registrable Stock shall cease to be Registrable Stock when a registration statement covering such Registrable Stock has been declared effective under the Securities Act by the SEC and such Registrable Stock have been disposed of pursuant to such effective registration statement, and (ii) Registrable Stock shall cease to be Registrable Stock when such Registrable Stock may be distributed to the public in a 3 month period pursuant to Rule 144(k) (or any successor provision then in effect) under the Securities Act.

“Registration Expenses” means any and all expenses incident to the performance of or compliance with any registration or marketing of securities pursuant to Article 2, including (a) the fees, disbursements and expenses of Parent’s counsel and accountants in connection with this Agreement and the performance of Parent’s obligations hereunder (including the expenses of any annual audit letters and “cold comfort” letters required or incidental to the performance of such obligations); (b) all expenses, including filing fees, in connection with the preparation, printing and filing of any registration statement, any preliminary prospectus or final prospectus, any other offering document and amendments and supplements thereto and the mailing and delivering of copies thereof to any underwriters and dealers; (c) the cost of printing and producing any agreements among underwriters, underwriting agreements, selling group agreements and any other customary documents in connection with the marketing of securities pursuant to Article 2; (d) all expenses in connection with the qualification of the securities to be disposed of for offering and sale under state securities laws, including the reasonable fees and disbursements of counsel for the underwriters and/or the stockholders in connection with such qualification and in connection with any “blue sky” and legal investment surveys, including the cost of printing and producing any such “blue sky” or legal investment surveys; (e) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of the securities being registered pursuant to Article 2; (f) transfer agents’ and registrars’ fees and expenses and the fees and expenses of any other agent or trustee appointed in connection with such offering; (g) all security engraving and security printing expenses; (h) all fees and expenses payable in connection with the listing of the securities on any securities exchange or automated interdealer quotation system; (i) the costs and expenses of Parent and its officers relating to analyst or investor presentations, if any, or any “road show” undertaken in connection with the registration and/or marketing of any shares of Registrable Stock other than as provided in any underwriting agreement entered into in connection with such offering; and (j) the reasonable fees and expenses of no more than one legal counsel to the Purchasers for each registration statement, as applicable. In no event shall Registration Expenses be deemed to include (a) underwriting discounts and commissions, brokerage fees and transfer taxes, if any; or (b) any expenses in connection with any amendment or supplement to a registration statement or prospectus filed more than 30 days (or in the case of a Shelf Registration Statement, 1 year) after the Effectiveness Date of such registration statement because a Purchaser has not effected the disposition of the shares requested to be registered (all such expenses shall be paid by such Purchaser); provided that the applicable registration statement is continuously effective during such 30 day period and the trading of Parent Common Stock is not suspended at any time during such 30 day period.

“Rule 144” means Rule 144 promulgated under the Securities Act as in effect on the date hereof and such rule as from time to time amended and any successor rule or regulation under the Securities Act.

“Rule 415 Offering” means an offering on a delayed or continuous basis pursuant to Rule 415 (or any successor rule to similar effect) promulgated under the Securities Act.

“Securities Act” means the United States Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shelf Registration Statement” means a registration statement of Parent relating to a Rule 415 Offering which solely covers the resale of all of the shares of Registrable Stock held by the Purchasers, on Form S-3 under the Securities Act, or if not eligible to use Form S-3, such other form, and all amendments and supplements to such registration statement, on the form under the Securities Act the Parent is then eligible to use, including post-effective amendments, in each case including the prospectus contained therein, all exhibits thereto and all materials incorporated by reference therein.

“Transfer” means any direct or indirect sale, assignment, pledge, transfer, hedge, swap or other disposition, whether or not for value.

All other capitalized terms not defined herein shall have the meaning set forth in the Merger Agreement.

ARTICLE II

REGISTRATION

2.1                                 Shelf Registration Statement.

(a)                                  Parent shall, on the terms and conditions hereinafter provided, use its best efforts to cause to be filed a Shelf Registration Statement no later than the date which is 90 days after the date hereof (the “Filing Deadline”), and thereafter proceed to use its best efforts to cause such Shelf Registration Statement to be declared effective by the Commission no later than 180 days after the date hereof (the date on which the Shelf Registration Statement is so declared effective by the Commission, the “Effectiveness Date”). Subject to the terms of this Agreement, Parent agrees to prepare and file with the Commission such amendment and supplement to the Shelf Registration Statement and the prospectus used in connection therewith and otherwise use commercially reasonable efforts to keep the Shelf Registration Statement continuously effective from the Effectiveness Date until the earlier of (i) the first date that all Registrable Stock covered by the Shelf Registration Statement have been sold or may be sold in a 3 month period under Rule 144(k); or (ii) five (5) years from the date the Shelf Registration Statement has been declared effective by the Commission; provided, that such five-year period shall be extended to the extent of any Blockage Period hereunder and shall be tolled during any period during which a Default, Delay or postponement under Section 2.2 is continuing. At least five (5) Business Days prior to the filing, the Shelf Registration Statement (and each amendment thereto, as well any supplement to the prospectus contained therein) shall be provided to the Purchasers’ legal counsel prior to its filing with or other submission to the Commission and such legal counsel shall have a reasonable opportunity to review and comment on such Shelf Registration Statement.

(b)                                 Adjustment.   If at any time the outstanding shares of Registrable Stock as a class shall have been increased, decreased, changed into or exchanged for a different number or class of shares or securities as a result of a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, combination or exchange of shares or other similar change in capitalization, then an appropriate and proportionate adjustment shall be made to the number of shares of such stock to be registered on the Shelf Registration Statement.

(c)                                  Notice of Intended Use of Prospectus.   If, at any time on or after the Effectiveness Date, any Purchaser intends to use or deliver the prospectus forming a part of the Shelf Registration Statement (or any prospectus supplement or amendment thereto) in connection with any offer or sale of shares of Registrable Stock covered thereby, such Purchaser shall first give written notice thereof to Parent at least five (5) Business Days prior to the first date such prospectus or prospectus supplement will be used or delivered by such Purchaser in connection with such offer or sale. If applicable, by the close of business on the Business Day following its receipt of such notice, Parent shall provide a Blockage Notice to such Purchaser of any blockage of registration rights pursuant to Section 2.5(c).

(d)                                 Default.   If a Shelf Registration Statement filed or required to be filed hereunder is not declared effective by the Commission within 180 days after the date hereof (either such failure or breach referred to as a “Default”), then in addition to any other rights Purchasers may have hereunder or under applicable law, on each monthly anniversary (or on the date on which such Default has been cured in the event such Default has been cured prior to any such monthly anniversary) of each Default date until such time as the Default has been cured, the Parent shall pay to each Purchaser an amount in cash, as liquidated damages and not as a penalty, equal to 0.5% of the aggregate proceeds received by the Parent from such Purchaser pursuant to the Purchase Agreement. The liquidated damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of a Default. Notwithstanding the foregoing, no Default shall have occurred if Parent’s failure to file a Shelf Registration Statement by the Filing Date, or if the failure of the Shelf Registration Statement to be declared effective by the Commission by the Effectiveness Date, is primarily the result of (i) the failure of a Purchaser to timely provide information for the Shelf Registration Statement (unless such failure is a result of information reasonably requested by Parent but not required under applicable law) or (ii) a query by the Commission respecting any Purchaser, (iii) a Blockage Notice pursuant to Section 2.5(c), or (iv) a postponement pursuant to Section 2.2.

(e)                                  Delay.   After the Effectiveness Date, if (i) a Shelf Registration Statement ceases for any reason to remain continuously effective as to all Registrable Stock for which it is required to be effective, or (ii) the Purchasers are not permitted to utilize the Prospectus therein to resell such Registrable Stock, for more than an aggregate of 45 calendar days during any of

365-day period (either such occurrence referred to as a “Delay”), then in addition to any other rights the Purchasers may have hereunder or under applicable law, on each monthly anniversary (or on the date on which such Delay has been cured in the event such Delay has been cured prior to any such monthly anniversary) of each Delay date, until such time as the Delay has been cured, the Parent shall pay to each Purchaser an amount in cash, as liquidated damages and not as a penalty, equal to 1.0% of the aggregate proceeds received by the Parent with respect to such Purchaser pursuant to the Purchase Agreement. The liquidated damages pursuant to the terms hereof shall apply on a daily pro-rata basis for any portion of a month prior to the cure of a Delay. Notwithstanding the foregoing, no Delay shall be deemed to have occurred if the Delay is primarily caused by (i) any Purchaser, (ii) a Blockage Notice pursuant to Section 2.5(c), or (iii) a postponement pursuant to Section 2.2.

2.2                                 Postponement.   Parent shall be entitled to postpone for a period of time of up to thirty (30) days from the Filing Deadline, the filing of the Shelf Registration Statement, if Parent furnishes to the Purchasers, an officer’s certificate executed by the Chief Executive Officer or Chief Financial Officer of Parent (“Officer’s Certificate”) (subject to the Purchasers entering into a customary confidentiality obligation as to such information, which the Purchasers hereby agree to do) stating that Parent or any of its subsidiaries is engaged in confidential negotiations or other confidential business activities (or any such executive officer determines that Parent is at such time otherwise in possession of material non-public information with respect to Parent or any of its subsidiaries), disclosure of which, upon the advice of Parent’s legal counsel, would be required by applicable law in such registration statement, and Parent determines in good faith that such disclosure would be adverse to Parent or its stockholders other than the Purchasers along with an approximation of the anticipated delay. Any such postponement of the filing of a registration statement pursuant to this Section 2.2 shall be lifted not later than the thirtieth (30th) day after expiration of the Filing Deadline, and notice to the Purchasers shall promptly be given and the registration statement shall be filed forthwith.

2.3                                 Piggyback Underwritten Offerings

(a)                                  Right to Piggyback.   In the event that Parent shall seek to undertake an underwritten registered offering of Parent Common Stock, whether or not for sale for its own account (except in the case of an offering registered on Form S-4 or Form S-8 (or any successor form of either) for the registration of securities to be offered in a transaction of the type referred to in Rule 145 of the Securities Act or to be offered to directors, officers and employees of and/or consultants to Parent or any of its subsidiaries), it shall give the Purchasers written notice (the “Piggyback Notice”) at least thirty (30) Business Days before the initial filing with the Commission, which notice shall set forth the intended method of disposition of the securities proposed to be registered by the Parent and of the rights of the Purchasers under this Section 2.3. Subject to the terms and conditions hereof, such notice shall offer each Purchaser the opportunity to include in such registration statement such number of shares of Registrable Stock as such Purchaser may request (subject to Section 2.3(c)).

(b)                                 Notice of Participation in Piggyback Offerings.   Each Purchasers shall advise Parent in writing within ten (10) Business Days after the date of receipt of a Piggyback Notice, specifying the number of shares of Registrable Stock, if any, each such Purchaser seeks to include in such underwritten offering. Parent shall thereupon include in such underwritten offering the number of shares of Registrable Stock so requested by such Purchasers to be included, subject to Section 2.3(c), and shall use commercially reasonable efforts to effect the registration under the Securities Act of all shares of Registrable Stock which Parent has been so requested to register, provided, that if at any time after giving a written notice of its intention to register any shares of Registrable Stock and prior to the effective date of the registration statement filed in connection with such registration, Parent shall determine for any reason not to undertake an underwritten registered offering, Parent may, at its election, give written notice of such determination to the Purchasers and thereupon Parent shall be relieved of its obligation to register such shares of Registrable Stock.

(c)                                  Priority on Piggyback Offerings.   Subject to Section 2.3(d), if the managing underwriter of the underwritten offering pursuant to which shares of Registrable Stock is included pursuant to this Section 2.3 advises Parent in writing that, in its good faith view, the inclusion of all or a part of such shares of Registrable Stock in such registration would be likely to have an adverse effect upon the price, timing or distribution of the offering and sale of the shares of Parent Common Stock then contemplated, Parent shall include in such underwritten offering:

(i)                                   first, all the shares of Parent Common Stock that Parent proposes to sell for its own account; and

(ii)                                second, shares of Registrable Stock (allocated as necessary, on a pro rata basis in accordance with the number of securities proposed to be included in such registration by all participating Purchasers), which in the good faith view of such managing underwriter, can be so sold without so adversely affecting such offering in the manner described above.

(d)                                 Over-allotment Option.   Notwithstanding anything to the contrary herein, if in the first underwritten registered offering of Parent Common Stock by Parent for its own account following the date hereof, the underwriters of the underwritten offering exercise an over-allotment option granted by Parent in connection therewith, Parent shall include in such registration such number of shares of Registrable Stock as such Purchasers may request, up to the full amount of such over-allotment option, and without regard to the limitations in Section 2.3(c) hereof.

2.4                                 Expenses.   Except as provided herein, Parent shall pay all Registration Expenses under this Article 2 with respect to a particular offering (or proposed offering). Each Purchaser shall bear the fees and expenses of its own counsel, other than the reasonable fees and expenses of no more than one legal counsel to the Purchasers for each registration statement, as well as all underwriting discounts and commissions, brokerage fees and taxes.

2.5                                 Registration Procedures.

(a)                                  Actions to be Taken by Parent.   If and when Parent is required to effect the registration of any shares of Registrable Stock under the Securities Act as provided in Sections 2.1 or 2.3, Parent shall as promptly as practicable, but subject to the other provisions of this Agreement:

(i)                                     prepare and file with the Commission a registration statement on any appropriate form under the Securities Act with respect to such shares of Registrable Stock and thereafter use its best efforts to cause such registration statement to become effective as promptly as practicable under the circumstances and in respect of Section 2.1, to remain effective for the period set forth in Section 2.1(a);

(ii)                                  prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the earlier of such time as all of such securities have been disposed of in accordance with the intended methods of distribution thereof.

(iii)                               furnish to Purchasers, promptly after the date on which the applicable registration statement becomes effective, such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), any documents incorporated by reference therein and such other documents as Purchasers may reasonably request in order to facilitate the disposition of the shares of Registrable Stock owned by Purchasers (it being understood that, subject to Section 2.3(c) and the requirements of the Securities Act and applicable state securities laws, Parent consents to the use of the prospectus and any amendment or supplement thereto by Purchasers in connection with the offering and sale of the shares of Registrable Stock covered by the registration statement of which such prospectus, amendment or supplement is a part);

(iv)                              use its commercially reasonable efforts to register or qualify such shares of Registrable Stock under such other securities or blue sky laws of such jurisdictions within the United States of America as Purchasers may reasonably request; use its commercially reasonable efforts to keep each such registration or qualification (or exemption therefrom) effective during the period in which such registration statement is required to be kept effective and take any other action which may be reasonably necessary or advisable to enable Purchasers to consummate the disposition in such jurisdictions of the shares of Registrable Stock being disposed of by Purchasers, provided, however, that Parent will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, or (B) subject itself to taxation in or consent to general service of process in any such jurisdiction where it would not otherwise be subject to taxation or consent to general service of process but for this subparagraph;

(v)                                 promptly notify the Purchasers (A) when the registration statement, any prospectus or any prospectus supplement or post-effective amendment has been filed and, with respect to a registration statement or any post-effective amendment, when the same has become effective, (B) of the issuance by any state securities or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the shares of Registrable Stock under state securities or “blue sky” laws or the initiation of any proceedings for that purpose and (C) of the happening of any event which makes any statement made in a registration statement or related prospectus untrue or which requires the making of any changes in such registration statement, prospectus or documents so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading (or with respect to the prospectus, in light of the circumstance under which such statements were made), and, subject to Section 2.5(c), as promptly as reasonably practicable thereafter, prepare and file with the Commission and furnish a supplement or amendment to such prospectus so that, as thereafter deliverable to the Purchasers of such shares of Registrable Stock, such prospectus will not contain any untrue statement of a material fact or omit a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. If the Parent notifies the Purchasers to suspend the use of the prospectus until the requisite changes to the prospectus have been made, then the Purchasers shall suspend use of such prospectus and use their reasonable efforts to return to the Parent all copies of such prospectus other than permanent file copies then in the Purchasers’ possession;

(vi)                              if requested by the Purchasers, promptly incorporate in a prospectus supplement or post-effective amendment such information as the Purchasers reasonably request to be included therein and promptly make all required filings of such prospectus supplement or post-effective amendment; provided, however, any expenses in connection with such filing shall be borne by the Purchasers if Parent would not otherwise be required to prepare such filing but for the provisions of this paragraph;

(vii)                           as promptly as reasonably practicable after the filing with the Commission of any document which is incorporated by reference into a registration statement (in the form in which it was incorporated), deliver copies of each such document to the Purchasers;

(viii)                        cooperate with the Purchasers to facilitate the timely preparation and delivery of certificates (which shall not bear any restrictive legends unless required under applicable law) representing securities sold under any registration statement, and enable such securities to be in such denominations and registered in such names as the Purchasers may request and keep available and make available to Parent’s transfer agent prior to the effectiveness of such registration statement a supply of such certificates;

(ix)                                cause the shares of Registrable Stock included in any registration statement to be listed on each United States securities exchange, if any, on which the Parent Common Stock is then listed;

(x)                                   provide a transfer agent and registrar for all shares of Registrable Stock registered hereunder and provide a CUSIP number for the shares of Registrable Stock included in any registration statement not later than the effective date of such registration statement;

(xi)                                cooperate with the Purchasers and their counsel in connection with any filings required to be made with the NASD;

(xii)                             during the period when the prospectus is required to be delivered under the Securities Act, promptly file all documents required to be filed with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act;

(xiii)                          notify Purchasers promptly of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

(xiv)                         prepare and file with the Commission as promptly as reasonably practicable any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for Parent, is required in connection with the distribution of the shares of Registrable Stock;

(xv)                            advise the Purchasers, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued;

(xvi)                         use best efforts to obtain from its counsel a legal opinion or opinions in customary form for delivery to the Purchasers authorizing the transfer agent to remove the restrictive legend on the Effectiveness Date;

(xvii)                      provide to each Purchaser and its representatives, if requested, the opportunity to conduct a reasonable inquiry of the Parent’s financial and other records during normal business hours and make available its officers, directors and employees for questions regarding information which such Purchaser may reasonably request in order to fulfill any due diligence obligation on its part; and

(xviii)                   if requested a reasonable time in advance, permit counsel for the Purchasers to review the Shelf Registration Statement and all amendments and supplements thereto, and any comments made by the staff of the Commission and the Parent’s responses thereto, within a reasonable period of time prior to the filing thereof with the Commission (or, in the case of comments made by the staff of the Commission, within a reasonable period of time following the receipt thereof by the Company);and

(xix)                           in the event of an underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering.

(b)                                 Information to be Provided by Purchasers.   It shall be a condition precedent to the obligation of the Parent to take any action pursuant to this Agreement in respect of the shares which are to be registered at the request of any Purchaser that such Purchaser shall furnish to the Parent such information regarding the shares held by such Purchaser and the intended method of disposition thereof as the Parent shall reasonably request in connection with the action taken by the Parent.

(c)                                  Blockage Period.   If (i) there has been or there is pending a development or change in the business, affairs or prospects of Parent or any of its subsidiaries; (ii) Parent’s counsel has advised Parent in writing that such development or change should be disclosed in any registration statement, the prospectus included therein, or an amendment or supplement thereto in order to ensure that the registration statement and such prospectus, as amended or supplemented, will not contain any misstatement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (or with respect to the prospectus, in light of the circumstance under which such statements were made); or (iii) in the good faith judgment of the officers or directors of Parent, disclosure of such development or change would either (x) have an adverse effect on the business or operations of Parent or (y) if the disclosure otherwise relates to a material financing or acquisition of assets which has not yet been disclosed and such disclosure would have a adverse effect on the likelihood of consummating such transaction, then Parent may deliver written notification to the Purchasers that shares of Registrable Stock may not be sold pursuant to the registration statement (a “Blockage Notice”). Parent shall have no obligation to include in any such notice any reference to or description of the facts based upon which the Parent is delivering such notice. Parent shall delay during such Blockage Period the filing or effectiveness of any registration statement required pursuant this Agreement. No Purchaser shall sell any shares of Registrable Stock pursuant to any registration statement for the period (the “Blockage Period”) beginning on the date such Blockage Notice was received by such Purchaser and ending on the date on which Parent notifies the Purchasers that the Blockage Period has ended, which Blockage Period shall not exceed an aggregate of thirty (30) days in any calendar year, provided, that such Blockage Period shall be extended for any period, not to exceed fifteen (15) days in any calendar year, during which the Commission is reviewing any proposed amendment to the Shelf Registration. Parent agrees promptly to notify the Purchasers if the circumstances giving rise to such Blockage Period no longer apply. Parent shall promptly prepare and file any amendment or supplement to the registration statement or the prospectus included therein necessary so that at the conclusion of the Blockage Period, the registration statement and the prospectus included therein do not contain any misstatements of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (or with respect to the prospectus, in light of the circumstance under which such statements were made) and notify the Purchasers of such amendment or supplement and of the conclusion of the Blockage Period.

(d)                                 Notwithstanding the other provisions of this Agreement, Parent shall not be obligated to register the Registrable Stock of any Purchaser (i) if such Purchaser or any underwriter of such Registrable Stock shall fail to furnish to the Parent necessary information in respect of the distribution of such Registrable Stock, or (ii) in the case of a registration statement other than the Shelf Registration Statement, if such registration involves an underwritten offering, such Registrable Stock are not included in such underwritten offering on the same terms and conditions as shall be applicable to the other securities being sold through underwriters in the registration or such Purchaser fails to enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwritten offering. If any Purchaser of Registrable Stock disapproves of the terms of such underwriting, such Purchaser may elect to withdraw all its Registrable Stock by written notice to the Parent, the managing underwriter and the other Purchasers participating in such registration. The securities so withdrawn shall also be withdrawn from registration. In addition, each Purchaser agrees to enter into a customary lock-up agreement with the managing underwriter for an offering; provided that all other holders of Registrable Stock participating in such offering (other than holders of less than 5% of the total shares participating in the offering) also agree to enter into customary lock-up agreements, and provided that the Company shall use reasonable best efforts to cause all holders participating in such offering to execute such lock-up agreement.

2.6                                 Indemnification.

(a)                                  Indemnification by Parent.   Parent agrees to indemnify and reimburse, the Purchasers and their respective employees, advisors, agents, representatives, officers, and directors and each Person who controls a Purchaser (within the meaning of the Securities Act or the Exchange Act) (collectively, the “Purchaser Affiliates”) (as the case may be), against any and all losses, claims, damages, liabilities, judgments and expenses, joint or several (including reasonable attorneys’ fees and disbursements, subject to Section 2.6(c)) based upon, arising out of, related to or resulting from any untrue or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading or any violation or alleged violation by Parent of the Securities Act, the Exchange Act or any state securities laws (including any rule or regulation promulgated thereunder) and shall reimburse each Purchaser, such Purchaser’s employees, advisors, agents, representatives, officers, and directors, such participating person or controlling person (as the case may be) for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action, provided, however, that Parent shall not be liable in any such case to the extent that such statements are made in reliance upon and in conformity with information furnished in writing to Parent by any Purchaser or any Purchaser Affiliate for use therein or arise from any Purchasers’ or any Purchaser Affiliate’s failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after Parent has furnished such Purchaser or such Purchaser Affiliate with a sufficient number of copies of the same; provided, further, that the indemnity agreement contained in this Section 2.6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Parent which consent shall not be unreasonably withheld, conditioned or delayed; and provided further that the indemnification shall not apply to losses, claims, damages or liabilities attributable to a failure of a Purchaser, underwriter or other Person acting on the Purchaser’s behalf to comply with a Blockage Notice.

(b)                                 Indemnification by the Purchasers.   In connection with any registration statement in which Purchasers are participating, each Purchaser will furnish to Parent in writing such information as Parent reasonably requests for use in connection with any such registration statement or prospectus and, each Purchaser will severally and not jointly indemnify and reimburse Parent and its employees, advisors, agents, underwriter, investment advisors, representatives, officers and directors and each Person who controls Parent (within the meaning of the Securities Act or the Exchange Act) against any and all losses, claims, damages, liabilities, judgments and expenses, joint or several (including reasonable attorneys’ fees and disbursements, subject to Section 2.6(c)) based upon, arising out of, related to or resulting from any untrue or alleged untrue statement of a material fact contained in such registration statement, prospectus, or such preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading (but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission or violation or alleged violation is contained in any information so furnished in writing by such Purchaser or an Affiliate of such Purchaser expressly for inclusion in such registration statement) or any violation or alleged violation by such Purchaser of the Securities Act, the Exchange Act or any state securities laws (including any rule or regulation promulgated thereunder), and shall reimburse the Parent, such Parent’s employees, advisors, agents, representatives, directors and officers, such participating person or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that Purchasers shall not be liable in any such case to the extent that prior to the filing of any such registration statement (or amendment thereof) or prospectus or supplement thereto, the relevant Purchaser furnished in writing to Parent information expressly for use in such registration statement (or any amendment thereof) or prospectus or supplement thereto which corrected or made not misleading information previously furnished to Parent; provided, further, that the indemnity agreement contained in this Section 2.6(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the relevant Purchaser, which consent shall not be unconditionally withheld, conditioned or delayed, as applicable; and provided, further, that in no event shall any Purchaser’s liability hereunder exceed the net proceeds received by such Purchaser with respect to the Registrable Stock sold by such Purchaser in the applicable offering.

(c)                                  Notice of claims, etc.   Each party indemnified under Section 2.6(a) and Section 2.6(b) above shall, promptly after receipt of notice of a claim or action against such indemnified party in respect of which indemnity may be sought hereunder, notify the indemnifying party in writing of the claim or action and the indemnifying party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such indemnified party, and shall assume the payment of all fees and expenses in connection therewith; provided that the failure of any indemnified party so to notify the indemnifying party shall not relieve the indemnifying party of its obligations hereunder except to the extent that the indemnifying party is materially prejudiced by such failure to notify, but the omission so to notify the indemnifying party will not relieve it of any liability it may have to any indemnified party otherwise under this Section 2.6 hereof. It is understood that the indemnifying party shall not, in connection with any claim or action or related proceeding in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to one local counsel) at any time for all such indemnified parties. In any such action, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the sole expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the indemnifying party shall have failed to assume the defense of such action or engage counsel reasonably satisfactory to the indemnified party or (iii) have been advised by such counsel that representation of both parties by the same counsel would be inappropriate due to material differing interests between them or there may be one or more legal defenses available to the indemnified party that are different from or additional to those available to such the indemnified party. In the case of any such separate firm for the Purchasers as indemnified parties, such firm shall be designated in writing by the indemnified party or the indemnified parties holding a majority of the shares of Registrable Stock included in such registration. No indemnifying party shall be liable for any settlement entered into without its written consent, which consent shall not be unreasonably withheld, conditioned or delayed.

(d)                                 Contribution.   Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Section 2.6(a) or Section 2.6(b) are unavailable to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities, judgments or expenses (or actions in respect thereof) referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, liabilities, judgments or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the actions which resulted in the losses, claims, damages, liabilities, judgments or expenses as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided that in no event shall the obligation of any indemnifying party to contribute under this Section 2.6(d) exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under Section 2.6(a) or Section 2.6(b) had been available under the circumstances. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.6(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 2.6(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities, or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or, except as provided in Section 2.6(c), defending any such action or claim. The Purchasers’ obligation to contribute pursuant to this Section 2.6(d) are several and not joint. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. If indemnification is available under this Section 2.6, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Section 2.6(a) and Section 2.6(b) without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 2.6(d).

(e)                                  Survival of Indemnification and Contribution. The indemnification and contribution provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, or controlling Person of such indemnified party.

2.7                                 Rule 144.   Parent shall use commercially reasonable efforts to ensure that the conditions to the availability of Rule 144 set forth in paragraph (c) thereof shall at all times be satisfied in order to permit resales of the Registrable Stock by the Purchasers thereunder. In addition to and not in limitation of the foregoing, Parent shall (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) one-year after such date as all of the Purchasers’ Registrable Stock may be resold pursuant to Rule 144(k) or (B) such date as all of the Purchasers’ Registrable Stock shall have been resold; (ii) file with the Commission in a timely manner all reports and other documents required of the Parent under the Exchange Act; and (iii) furnish to each Purchaser upon request, as long as the Purchaser owns any Registrable Stock, (A) a written statement by the Parent that it has complied with the reporting requirements of the Exchange Act, and (B) such information other than publicly-available SEC filings filed via EDGAR as may be reasonably requested in order to avail such Purchaser of any rule or regulation of the Commission that permits the selling of any such Registrable Stock without registration.

ARTICLE III

LEGENDS

3.1                                 Legend.   The stock certificates for the shares of Registrable Stock shall bear the following legend:

“The shares represented by this certificate are subject to certain obligations and restrictions as set forth in a registration rights agreement, dated as of October    , 2007, as it may thereafter be amended, supplemented or modified, and may not be sold or transferred except in accordance therewith. A copy of such registration rights agreement is on file at the principal executive offices of the issuer and may be obtained upon request.”

3.2                                 Removal of Legend.   Upon receipt of a written opinion of counsel reasonably satisfactory to Parent confirming that either (i) the shares of Registrable Stock have ceased to be subject to any obligations or restrictions set forth in this Agreement or (ii) shares of Registrable Stock are being Transferred in accordance with, and shall not be subject to any Transfer restrictions after such Transfer pursuant to, the terms and conditions of this Agreement, Parent shall, upon a Purchaser’s written request, issue to such Purchaser a new certificate evidencing such shares of Registrable Stock without the legend required by Section 3.1.

ARTICLE IV

TERMINATION

4.1                                 Termination.   The provisions of this Agreement shall terminate as to a particular Purchaser at such time as such Purchaser no longer holds any shares of Registrable Stock. Section 2.6 shall survive any termination of this Agreement; provided, that Parent shall remove from any registration statement or prospectus (and any and all amendments and supplements thereto) any and all information relating to a Purchaser that no longer holds any shares of Registrable Stock promptly following any request to do so by such Purchaser.

ARTICLE V

MISCELLANEOUS

5.1                                 Notices.   All notices and other communications under this Agreement shall be in writing and shall be deemed given (i) when delivered personally by hand (with written confirmation of receipt), (ii) when sent by facsimile (with written confirmation of transmission) or (iii) one Business Day following the day sent by overnight courier (with written confirmation of receipt), in each case at the following addresses and facsimile numbers (or to such other address or facsimile number as a party may have specified by notice given to the other party pursuant to this provision):

(a)                                  if to HSW International, Inc. to:

One Capital City Plaza

3350 Peachtree Road, Suite 1500

Atlanta, GA  30326

Attention:  Chief Executive Officer

Fax: (404) 760-3458

with a copy (which shall not constitute notice) to:

Greenberg Traurig, LLP

3290 Northside Parkway, N.W., Suite 400

Atlanta, GA  30327

Attn:    James S. Altenbach, Esq.

Fax:     (678) 553-2188

(b)                                 if to the Purchasers, to:

To the address listed on the signature page hereto.

5.2                                 Governing Law.   This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, applicable to contracts executed in and to be performed entirely within that State.

5.3                                 Submission to Jurisdiction.   All actions and proceedings arising out of or relating to this agreement shall be heard and determined exclusively in any New York state or federal court sitting in the Borough of Manhattan of the City of New York. The parties hereto hereby (a) submit to the exclusive jurisdiction of any state or federal court sitting in the Borough of Manhattan of the City of New York for the purpose of any action arising out of or relating to this agreement brought by any party hereto, and (b) irrevocably waive, and agree not to assert by way of motion, defense, or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that the action is brought in an inconvenient forum, that the venue of the action is improper, or that this agreement or the transaction may not be enforced in or by any of the above-named courts. Each of the parties hereto hereby waives to the fullest extent permitted by applicable law any right it may have to a trial by jury with respect to any litigation directly or indirectly arising out of, under or in connection with this agreement or the transaction. Each of the parties hereto (a) certifies that no representative, agent or attorney of any other party has represented, expressly or otherwise, that such other party would not, in the event of litigation, seek to enforce that foregoing waiver and (b) acknowledges that it and the others hereto have been induced to enter into this agreement and the transaction, as applicable, by, among other things, the mutual waivers and certifications in this section 5.3.

5.4                                 Successors and Assigns.   Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by operation of Law or otherwise, by any of the parties without the prior written consent of the other parties; provided, however, any Purchaser may assign its interest to its partners, limited partners or Affiliates without the consent of the Parent. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and permitted assigns.

5.5                                 Amendment and Waivers.   No failure or delay on the part of Parent or Purchasers in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to Parent or Purchaser at law or in equity or otherwise. Any provision of this Agreement may be amended, supplemented, modified or waived if, but only if, such amendment, supplement, modification or waiver is in writing and is signed by all the parties hereto.

5.6                                 Severability.   If any term or other provision of this Agreement is invalid, illegal, or incapable of being enforced by any law or public policy, all other terms or provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

5.7                                 Counterparts.   This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement. This Agreement may be executed by facsimile or other electronic means.

5.8                                 Entire Agreement.   This Agreement (including the Schedule attached hereto) constitutes the entire agreement, and supersedes all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof and thereof and, except as provided in Section 5.4 hereof, is not intended to and shall not confer upon any Person other than the parties any rights or remedies hereunder. The parties agree that time is of the essence with respect to the performance of all obligations provided in this Agreement and effectuation of the transactions contemplated thereby.

5.9                                 Specific Enforcement.   The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in any New York State Court sitting in the borough of Manhattan in the city of New York or any Federal Court sitting in the borough of

Manhattan in the city of New York, this being in addition to any other remedy to which they are entitled at law or in equity.

5.10                           Rules of Construction.   Unless the context otherwise requires, the singular shall include the plural and vice-versa, each pronoun in any gender shall include all other genders, and provisions apply to successive events and transactions. The words “hereof”, “hereby”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The word “including” or any variation thereof means “including, without limitation” and shall not be construed to limit any general statement that it follows to the specific or similar items or matters immediately following it. The titles and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

5.11                           Other Investors.   Each of the Purchasers hereby acknowledges that on or after the date hereof the Parent may, from time to time, with the approval of the Board, offer and sell shares of Series B Preferred Stock to various purchasers who may become “Purchasers” under this Agreement by executing an Agreement to be Bound hereto in substantially the form of Exhibit “A” hereto. Upon such execution and delivery, such purchaser shall be deemed to be a Purchaser for all purposes of this Agreement and the Parent shall amend Schedule 1 hereto to reflect such additional Purchasers.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed as of the date first written above.

HSW International, Inc.

	By:	/s/ Bradley Zimmer
	Name:	Bradley Zimmer
	Title:	Secretary

PURCHASERS:

Address:	ASHFORD CAPITAL MANAGEMENT, INC.

	By:	/s/ Theodore H. Ashford III
Attention:	Name: Theodore H. Ashford
Facsimile:	Title: Chairman & C.E.O.

Address:	HARVEST 2004, LLC

	By:	/s/ Richard A. Horstmann
Attention:	Name: Richard A. Horstmann
Facsimile:	Title: Managing Member

Address:	ZEKE, LP

	By:	/s/ Edward N. Antoian
Attention:	Name: Edward N. Antoian
Facsimile:	Title: General Partner

[Signatures continued on following page]

[Signature page to Registration Rights Agreement, continued]

Address:	CHILTON INVESTMENT PARTNERS, L.P.

By: Chilton Investment Company, LLC
Its: General Partner
Attention:
Facsimile:	By:	/s/ Norman B. Champ, III
Name: Norman B. Champ, III
Title: Executive Vice President

Address:	CHILTON QP INVESTMENT PARTNERS, L.P.

By: Chilton Investment Company, LLC
Its: General Partner
Attention:
Facsimile:	By:	/s/ Norman B. Champ, III
Name: Norman B. Champ, III
Title: Executive Vice President

Address:	CHILTON INTERNATIONAL, L.P.

By: Chilton Investment Company, LLC
Its: General Partner
Attention:
Facsimile:	By:	/s/ Norman B. Champ, III
Name: Norman B. Champ, III
Title: Executive Vice President

Address:	CHILTON NEW ERA PARTNERS, L.P.

By: Chilton Investment Company, LLC
Its: General Partner
Attention:
Facsimile:	By:	/s/ Norman B. Champ, III
	Name:	Norman B. Champ, III
	Title:	Executive Vice President

[signatures continued on following page]

[signature page to Registration Rights Agreement, continued]

Address:	CHILTON NEW ERA INTERNATIONAL, L.P.

By: Chilton Investment Company, LLC
Its: General Partner
Attention:
Facsimile:	By:	/s/ Norman B. Champ, III
Name: Norman B. Champ, III
Title: Executive Vice President

CHILTON SMALL CAP PARTNERS, L.P.

Address:	By: Chilton Investment Company, LLC
Its: General Partner

	By:	/s/ Norman B. Champ, III
Attention:	Name: Norman B. Champ, III
Facsimile:	Title: Executive Vice President

CHILTON SMALL CAP INTERNATIONAL, L.P.

Address:	By: Chilton Investment Company, LLC
Its: General Partner

	By:	/s/ Norman B. Champ, III
Attention:	Name: Norman B. Champ, III
Facsimile:	Title: Executive Vice President

SMALLCAP WORLD FUND, INC.

Address:	By: Capital Research and Management Company
Its: Investment Advisor

	By:	/s/ Cathy Ward
Attention:	Name:	Cathy Ward
Facsimile:	Title:	Senior Vice President

[signatures continued on following page]

[Signature page to Registration Rights Agreement, continued]

AMERICAN FUNDS INSURANCE SERIES - GLOBAL SMALL CAPITALIZATION FUND

Address:	By: Capital Research and Management Company
Its: Investment Advisor

	By:	/s/ Cathy Ward
Attention:	Name:	Cathy Ward
Facsimile:	Title:	Senior Vice President

Schedule I

PURCHASERS

ASHFORD CAPITAL MANAGEMENT, INC.

HARVEST 2004, LLC

CHILTON INVESTMENT PARTNERS, L.P.

CHILTON QP INVESTMENT PARTNERS, L.P.

CHILTON INTERNATIONAL, L.P.

CHILTON NEW ERA PARTNERS, L.P.

CHILTON NEW ERA INTERNATIONAL, L.P.

CHILTON SMALL CAP PARTNERS, L.P.

CHILTON SMALL CAP INTERNATIONAL, L.P.

ZEKE, LP

SMALLCAP WORLD FUND, INC.

AMERICAN FUNDS INSURANCE SERIES - GLOBAL SMALL CAPITALIZATION FUND